UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center

One Boston Place, 024-0071

Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

Peter M. Sullivan, Esq.

BNY Mellon Financial Center

One Boston Place, 024-0081

Boston, Massachusetts 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

SEMI-ANNUAL REPORT TO MEMBERS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018

This report and the financial statements contained herein are submitted for the general information of members in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective members in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - September 30, 2018 (unaudited)
	Cost	Value	Percentage of Net Assets
Investment Funds
Opportunistic	$29,940,065	$37,283,841	15.9%
Growth	38,777,345	48,420,799	20.7%
Value	32,172,790	55,964,216	24.1%
Other	56,314,424	58,458,939	25.1%

Total Investment Funds	$157,204,624	$200,127,795	85.8%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2018 (unaudited)
Investment Funds*	Units	Cost	Value	Percentage of Net Assets	Liquidity	Redemption Notice Period (# of days)
Opportunistic
Brenham Capital Fund, L.P., Class A	†	$10,000,000	$9,678,413	4.1%	Quarterly ‡	60
Brenner West Capital Qualified Partners, L.P.	†	8,857,789	10,539,696	4.5%	Quarterly ‡	60
Glenview Institutional Partners, L.P.	†	3,190,224	6,714,059	2.9%	Quarterly ‡	45
Tiger Eye Partners, L.P.	†	7,892,052	10,351,673	4.4%	Quarterly ‡	60

		29,940,065	37,283,841	15.9%

Growth
Coatue Offshore Fund, Ltd.
Class M-6-Series 2016	113,527	11,929,083	16,430,368	7.0%	Quarterly ‡	45
Light Street Argon, L.P. Series A1 N	†	5,000,000	5,146,313	2.2%	Quarterly (a)	45
Criterion Horizons Fund, L.P.	†	6,991,585	10,278,250	4.4%	Monthly ‡	45
Hawkes Bay Investors (Cayman) Ltd.
Class A1	4,356	13,606,677	15,252,474	6.5%	Quarterly ‡	45
Class A56	1,250	1,250,000	1,313,394	0.6%	Quarterly ‡	45

		38,777,345	48,420,799	20.7%

Value
Bay II Resource Partners, L.P.	†	4,855,405	10,012,555	4.3%	Quarterly ‡	45
East Side Capital Offshore, Ltd.	30,143	5,048,234	8,382,644	3.6%	Monthly (b)	30
Long Pond Capital, Q.P. Fund, LP
Class B	†	9,733,192	13,993,877	6.0%	Quarterly (c)	60
Class C	†	2,009,766	2,479,536	1.1%	Quarterly (d)	60
SEG Partners II, L.P.	†	4,772,510	11,109,492	4.8%	Quarterly ‡	45
Southpoint Qualified Fund, L.P.	†	5,753,683	9,986,112	4.3%	Quarterly (c)	60

		32,172,790	55,964,216	24.1%

Other
Market Neutral
Renaissance Institutional Diversified Alpha Fund International L.P. - Series A	†	10,337,960	11,110,454	4.8%	Monthly ‡	45
A.R.T. International Investor (BVI), Ltd.
Class A, Series A 01-2018	3,000	3,000,000	3,095,434	1.3%	Quarterly (e)	30
Class A, Series B 02-2018	3,500	3,500,000	3,643,623	1.6%	Quarterly (e)	30
Class A, Series E 05-2018	2,000	2,000,000	2,096,801	0.9%	Quarterly (e)	30
International
Hengistbury Fund Ltd. Class A Non-Rest May 2018	90,000	9,000,000	9,028,017	3.9%	Quarterly (f)	90
Horseman Global Fund, L.P.	†	11,706,802	8,732,377	3.7%	Monthly ‡	90
OCCO Eastern European Fund, Class D, Series D	764,596	8,187,612	10,218,066	4.4%	Monthly ‡	90
Event-Driven
Third Point Offshore Fund, Ltd.
Class E - 1	22,737	7,582,050	9,527,512	4.1%	Quarterly ‡	60
Class E - 23	10,000	1,000,000	1,006,655	0.4%	Quarterly ‡	60

		56,314,424	58,458,939	25.1%

Total Investment Funds		157,204,624	200,127,795	85.8%

Affiliated Investment
Dreyfus Institutional Treasury Securities Cash Advantage Fund
Institutional Shares	4,066,058	4,066,058	4,066,058	1.7%	Daily (g)

Total Investments		$161,270,682	204,193,853	87.5%

Other Assets in Excess of Liabilities			29,280,938	12.5%

Total Net Assets			$233,474,791	100.0%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2018 (unaudited)

(a)	Investment has a one year soft lock-up period with a 3% early withdrawal fee. $5 million was invested on 8/1/18.

(b)	Investment is subject to a 4% redemption fee on redemptions effective on non-quarter-end months.

(c)	Investment is subject to a 25% investor level gate.

(d)	Investment is subject to a 12.5% investor level gate.

(e)	Investment has a one year soft lock-up period with a 5% early withdrawal fee. $3 million was invested on 1/1/18, $3.5 million was invested on 2/1/18 and $2 million was invested on 5/1/18.

(f)	Investment has a one year soft lock-up period with a 5% early withdrawal fee. $9 million was invested on 5/1/18.

(g)	Investment in affiliated money market mutual fund. The 7-day yield at 9/30/18 was 1.91%.

†	Investment Fund is not unitized.

‡	The investment amount has no lock-up or other redemption restrictions.

*	With the exception of the position in Dreyfus Institutional Treasury Securities Cash Advantage Fund, all other investments are restricted and non-income producing.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Assets and Liabilities

September 30, 2018 (unaudited)

Assets
Investments in funds, at value (Cost $157,204,624) (Note 2A)		$200,127,795
Investments in affiliated issuer, at value (Cost $4,066,058) (Note 2E)		4,066,058
Foreign currency (Cost $4,347) (Note 2F)		4,305
Receivable for investments sold		23,914,062
Advance investments in funds, at value (Note 4)		7,000,000
Due from Adviser (Note 2D)		50,000

Total assets		235,162,220
Liabilities
Payable for repurchase of Units (Note 8)	$866,552
Accrued investment advisory fees (Note 3)	584,945
Accrued professional fees	71,849
Tax expense (Note 2D)	50,000
Accrued accounting, administration and member services fees	46,704
Accrued Directors’ fees (Note 3)	40,986
Accrued custody fees (Note 3)	4,490
Other accrued expenses and other liabilities	21,903

Total liabilities		1,687,429

Net Assets		$233,474,791

Composition of Net Assets
Paid-in capital		$205,307,608
Accumulated net undistributed investment income (loss)		(4,891,070)
Accumulated net realized gain (loss) on investments		(9,864,918)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		42,923,171

Net Assets		$233,474,791

Net Asset Value per Unit	$91.52
Number of Units Outstanding (unlimited number of units authorized)	2,551,007

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Operations

For the six months ended September 30, 2018 (unaudited)

Investment Income
Dividend income from affiliated investments (Note 2E)		$77,815

Expenses
Investment advisory fee (Note 3)	$1,820,796
Accounting, administration and member services fees	140,810
Legal fees	131,000
Audit and tax service fees	116,800
Directors’ fees (Note 3)	99,000
Insurance	68,876
Miscellaneous	44,500
Custody fees (Note 3)	11,400

Total expenses		2,433,182

Net investment loss		(2,355,367)
Realized and Unrealized Gain
Net realized gain (loss) on investments sold	19,657,535
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(17,681,110)

Net realized and unrealized gain		1,976,425

Net Decrease in Net Assets Derived from Investment Operations		$(378,942)

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2018 (Unaudited)	For the Year Ended March 31, 2018
Increase (Decrease) in Net Assets from
Investment Operations
Net investment loss	$(2,355,367)	$(5,345,978)
Net realized gain (loss) on investments sold	19,657,535	22,261,932
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(17,681,110)	1,634,877

Net Increase (Decrease) in Net Assets Derived from Investment Operations	(378,942)	18,550,831

Dividend Distributions from:
Realized Gains	(741,711)	(21,138,857)
Capital Transactions
Proceeds from sale of Units	380,000	360,000
Reinvestment of Dividend Distributions	580,275	16,976,236
Repurchase of Units	(19,179,592)	(71,805,596)

Net Decrease in Net Assets Derived from Capital Transactions	(18,219,317)	(54,469,360)

Total Decrease in Net Assets	(19,339,970)	(57,057,386)
Net Assets
At beginning of period	252,814,761	309,872,147

At end of period	$233,474,791	$252,814,761

Accumulated undistributed investment income (loss) - net	$(4,891,070)	$(11,065,639)

Change in Units Outstanding
Units outstanding, at beginning of period	2,749,819	3,329,368
Units sold	4,131	3,858
Reinvestments of Dividend Distributions	6,332	185,392
Units repurchased	(209,275)	(768,799)

Units outstanding, at end of period	2,551,007	2,749,819

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Total Return	(0.24	)%(1)	6.91%	8.21%	(11.27)%	5.22%	10.29%
Ratios to Average Net Assets:
Expenses (2)	2.00	%(3)	1.97%	1.82%	1.75%	1.80%	1.79%
Net Investment loss	(1.94	)%(3)	(1.94)%	(1.81)%	(1.75)%	(1.80)%	(1.79)%
Portfolio Turnover Rate	7	%(1)	12%	9%	7%	17%	20%
Net Assets, End of period (in thousands)	$233,475		$252,815	$309,872	$414,228	$508,965	$521,135

(1)	Total return and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Expenses of the underlying funds in which the Fund invests are not included in the expense ratio.
(3)	Annualized.

For a Unit Outstanding	For the Six Months Ended September 30, 2018 (Unaudited)	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Net asset value per Unit, beginning of period	$91.94	$93.07	$86.69	$103.33	$104.47	$98.02
Income (loss) from investment operations
Net investment income (loss)*	(0.89)	(1.84)	(1.63)	(1.71)	(1.87)	(1.82)
Net realized and unrealized gain (loss)	0.74	8.30	8.92	(9.48)	7.11	11.82

Total from investment operations	(0.15)	6.46	7.29	(11.19)	5.24	10.00

Dividend Distributions
Realized gains	(0.27)	(7.59)	(0.91)	(5.45)	(6.38)	(3.55)

Total dividend distributions	(0.27)	(7.59)	(0.91)	(5.45)	(6.38)	(3.55)

Net asset value per Unit, end of period	$91.52	$91.94	$93.07	$86.69	$103.33	$104.47

*	Per unit data calculated using average units method.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Cash Flows

For the six months ended September 30, 2018 (unaudited)

Cash Flows from Operating Activities
Net decrease in net assets derived from investment operations	$(378,942)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(16,000,000)
Proceeds from sale of long-term investments	55,990,196
Net proceeds from sale of short-term investments	1,797,861
Net realized gain on investments sold	(19,657,535)
Net change in unrealized appreciation on investments and foreign currency transactions	17,681,110
Increase in receivable for investments sold	(11,710,488)
Decrease in prepaid expenses	68,876
Increase in due from manager	(50,000)
Decrease in accrued investment advisory fees	(372,425)
Decrease in accrued professional fees	(141,205)
Increase in tax expense	50,000
Decrease in accrued accounting and administration fees	(24,036)
Increase in accrued Directors’ fees	3,982
Increase in accrued custody fees	340
Increase in other accrued expenses and other liabilities	(1,026)

Net cash provided by operating activities	20,256,708

Cash Flows from Financing Activities
Proceeds from sale of Units	380,000
Realized gain distributions (Note 2D)	(161,436)
Repurchase of Units	(21,024,715)

Net cash used in financing activities	(20,806,151)

Net change in cash and foreign currency	(549,443)

Cash and foreign currency at beginning of period	553,748

Foreign currency at end of period	$4,305

Supplemental Non-Cash Activities
Reinvestment of dividend distributions	$580,275

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Delaware Subsidiary”) was organized in the State of Delaware. On September 16, 2013, Mellon Optima 1099 Offshore Access Fund Ltd. (the “Cayman Subsidiary,” and together with the Delaware Subsidiary, the “Fund Subsidiaries”) was organized in the Cayman Islands. The Fund is the sole member and managing member of the Delaware Subsidiary and is the sole member of the Cayman Subsidiary. The Fund Subsidiaries were formed to hold certain of the Fund’s investments. No investments were held in either of the Fund Subsidiaries as of September 30, 2018.

The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company and wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. Optima Fund Management LLC (the “Sub-Adviser”), a Delaware limited liability company which is a minority-owned (approximately 17%), indirect subsidiary of BNY Mellon, serves as the Fund’s non-discretionary, sub-investment adviser. The Adviser allocates the Fund’s assets to Investment Funds that pursue long/short equity investment strategies, including growth, value, opportunistic and other strategies. The Adviser currently expects that the Fund’s allocation to “other” strategies may include, but is not limited to, market neutral, international (including emerging markets) and event-driven strategies.

The portion of the Fund’s assets that is allocated to each of growth, value, opportunistic and other strategies is expected generally to range from 15% to 35% of the Fund’s assets. The weightings of the strategies will vary over time and will depend on the Adviser’s assessment of prevailing market and economic conditions and its expectations regarding the performance of the investment strategies and portfolio managers. In addition, allocations of the Fund’s assets among strategies will be affected by other factors, including market conditions, changes in the values of the Fund’s investments in Investment Funds, timing of investments in and withdrawals from Investment Funds, liquidity limitations, capacity limitations imposed by Investment Funds and changes in investment approaches used by the portfolio managers.

The following is a further description of the long/short strategies employed by the Investment Funds during the period ended September 30, 2018:

Growth: The growth approach to long/short equity investing seeks to take long positions in the stocks of companies with strong growth potential, while shorting the stocks of companies that lack growth prospects. The investment process for selecting stocks in which to invest primarily focuses on identifying companies that are experiencing or expecting to experience high levels of growth in earnings, profitability, sales, or market share. Long/short growth managers may give significant weight to aggressive sales growth even if prior or current earnings are weak.

Value: The value approach to long/short equity investing seeks to identify companies that trade at valuation metrics which the manager of an Investment Fund believes to be inexpensive and undervalued (for long investments) or expensive and overvalued (for short investments) when compared with relevant benchmarks. Value long/short managers use traditional valuation metrics, such as price-earnings (P/E) ratios, price-to-book ratios, and dividend yield in an attempt to identify undervalued (long) or overvalued (short) companies. Often considered contrarians, value managers may tend to take long positions in companies that are currently out of favor.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(1) Organization (continued):

Opportunistic: The opportunistic approach to long/short equity investing combines growth and value approaches. Managers of opportunistic Investment Funds generally vary the composition of their investment portfolios depending on their assessment of the macro investment environment. Managers may take a value approach in anticipation of down markets. They may increase their allocations to growth companies as the market environment changes. Opportunistic managers may also actively manage their gross and net exposure based on the market environment and the opportunities it presents.

Other:

International: International long/short equity managers invest primarily in non-U.S. companies and may employ growth, value, or opportunistic approaches to building their portfolios. Certain managers may also make investments in emerging markets.

Market Neutral: Market neutral investment strategies seek to generate investment returns with low correlation to the performance of the overall equity and fixed income markets. Long/short market neutral equity strategies attempt to neutralize the risk of fluctuations in the equity markets by constructing two diversified portfolios of equity securities, one comprised of long positions in stocks believed to be undervalued, and the other comprised of short positions in stocks believed to be overvalued. As a result, the return of an Investment Fund that pursues a market neutral strategy can be expected primarily to be a function of its investment manager’s ability to identify investment opportunities, rather than a function of general market movements. The low correlation of returns of market neutral investment strategies to the equity and fixed income markets means that market neutral Investment Funds offer the potential to produce positive investment returns regardless of general market conditions.

Event-Driven: Event-driven strategies generally seek to profit from investments in companies that are, or are expected to be, involved in mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buybacks, and other corporate events that are typically associated with substantial market price changes. The strategy also includes activist investment strategies pursued by managers that generally advocate for changes in corporate governance, policies, structure or goals to unlock value. These managers may take a public stance on their investments, openly confronting senior management and boards of directors in seeking to effect changes.

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board has engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged the Sub Adviser, also a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties.

The Sub-Adviser, as part of the Investment Fund selection process, conducts reviews of the managers of such funds, their investment processes and organizations, and may conduct interviews with references and industry sources to complete its evaluations. The Adviser utilizes the Sub-Adviser’s analyses and recommendations in selecting Investment Funds and making investment decisions on behalf of the Fund.

SEI Global Services, Inc. provides accounting, administrative and member services to the Fund.

Units of limited liability company interests in the Fund (“Units”) are offered solely to eligible investment management clients of BNY Mellon Wealth Management in private placement transactions exempt from registration under the Securities Act of 1933, as amended. Initial and additional subscriptions for Units by investors may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any subscription for Units.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(1) Organization (continued):

The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Units are not redeemable. However, the Fund from time to time makes offers to persons holding Units (“Members”) to repurchase Units at their net asset value. These offers are made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members twice each calendar year, near mid-year and year-end. Members can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund’s Limited Liability Company Agreement, a Member will not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the value of Units held by such Member, plus such Member’s share of undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiaries. Accordingly, all inter-company transactions and balances have been eliminated.

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modelling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. If applicable, investments classified within Level 3, the fair value measurements of which consider several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments are valued at the net asset value thereof as reported by the Investment Funds or their administrators, without adjustment.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, such fair value of the Fund’s interest in an Investment Fund ordinarily is the value of such interest as determined by the Investment Fund in accordance with its valuation policies as of the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations of the Funds’ investments in Investment funds as of September 30, 2018 utilize financial information supplied by the Investment Funds or their administrators and are net of management fees and performance-based incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. They do not reflect any early redemption or withdrawal fees that might be incurred in connection with a redemption or withdrawal as of the valuation date. In the event that an Investment Fund does not report a value to the Fund as of the end of a calendar month on a timely basis, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund and consideration of any other relevant information available at the time the Fund values its portfolio. Pursuant to ASU 2015-07, the fair value of investments in Investment Funds is ordinarily measured using net asset value as the practical expedient and therefore excluded from the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value. At September 30, 2018, all investments in affiliated investment companies were considered Level 1 of the fair value hierarchy.

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the values of the Investment Funds in the form of unrealized appreciation (depreciation).

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; investment advisory fees; administration fees; Directors fees; legal fees; auditing fees; tax advisory fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; custody fees; and expenses of meetings of the Board and Members.

D. Income Taxes

It is the policy of the Fund to continue to qualify as a RIC, if such qualification is in the best interest of its Members, by complying with the applicable provisions of the Code. Under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is exempt from tax).

Tax exempt U.S. Members generally will not incur unrelated business taxable income with respect to an investment in Units if they have not borrowed to make their investments.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current fiscal year. If the tax law requires interest or penalties to be paid on an underpayment of income taxes, such interest and penalties will be classified as income taxes in the income tax expense in the Consolidated Statement of Operations. During the current fiscal year, the Fund did not incur any interest or penalties. Each tax year in the four year period ended March 31, 2018 remains subject to examination by the Internal Revenue Service and State taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than as short-term capital losses as was previously the case. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused, although this is not likely to affect the Fund.

For the quarter ended December 31, 2017, the Fund did not meet the RIC asset diversification requirement under Subchapter M of the Code at the Investment Fund / “partnership” level, but did meet the requirement at the underlying holdings / “look-through” level. It is an unsettled area of the Code whether a fund-of-fund that has elected to be treated as a RIC, like the Fund, must adhere to the asset diversification requirement at each of these levels. The Fund has determined, however, that it is eligible to avail itself of the statutorily-prescribed cure provisions in Subchapter M of the Code in order to assure its RIC qualification for the tax year ended September 30, 2018, and intends to utilize the Subchapter M cure provisions when it files its tax return for the 2018 tax year. This will require a $50,000 payment to be made by the Fund when it files its 2018 tax return. To offset this payment, the Adviser has agreed to waive $50,000 of fees payable to it pursuant to the Fund’s Investment Advisory Agreement. (See Note 3). As of March 31, 2018, June 30, 2018 and September 30, 2018, the Fund met the RIC asset diversification requirement at both the Investment Fund / “partnership” level and the underlying holdings / “look-through” level, and expects to continue to do so.

During the tax year ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment of net operating losses and limited partnerships adjustments, and disposition of passive foreign investment company investments, the Fund increased accumulated undistributed investment income-net by $8,529,936 decreased accumulated net realized gain (loss) on investments by $10,941,856, and increased paid-in capital by $2,411,920.

The tax character of distributions paid to shareholders for the tax periods ended September 30, 2018 and September 30, 2017 were as follows: long-term capital gains of $21,880,568 and $3,642,691, respectively.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $19,142,279 and unrealized appreciation $13,580,064. In addition, the Fund had currency losses after October 31, 2017 of $867,031 and ordinary losses after December 31, 2017 of $3,688,129, which were deferred for tax purposes to the first day of the following year.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

The cost of investments for federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from its investments. The allocated taxable income is reported to the Fund by Investment Funds taxable as partnerships on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2018 are noted below.

Federal tax cost of investments	$190,613,789

Gross unrealized appreciation	46,219,183
Gross unrealized depreciation	(32,639,119)

Net unrealized appreciation	$13,580,064

E. Affiliated Investment Companies

Investments in affiliated investment companies during the period ended September 30, 2018 were as follows:

Affiliated Investment Company	Value at March 31, 2018	Purchases	Sales	Value at September 30, 2018	Dividend Income
Dreyfus Institutional Treasury Securities Cash Advantage Fund	$5,863,919	$46,157,955	$(47,955,816)	$4,066,058	$77,815

F. Cash and Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. At September 30, 2018, the Fund had $4,066,058 invested in Institutional Shares of Dreyfus Institutional Treasury Securities Cash Advantage Fund, an affiliated institutional money market fund, including $865,428 of assets segregated for payout of cash holdbacks related to repurchases of Units. See Note 8.

The Fund also holds $33,689 Hong Kong Dollars, which have a value of approximately $4,305 USD.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, computed at the annual rate of 1.50% of the Fund’s net assets determined as of the close of business on the last day of the month (the “Investment Advisory Fee”). The Fund was charged investment advisory fees of $1,820,796 for the period ended September 30, 2018.

Pursuant to a Sub-Investment Advisory Agreement, the Adviser pays the Sub-Adviser a monthly fee, computed at the annual rate of 0.75% of the Fund’s net asset determined as of the close of business on the last day of the month.

The Fund has retained The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services to the Fund. In consideration for these services, BNYM is paid a fee by the Fund and also earns interest on cash balances of the Fund maintained with BNYM, including disbursement balances and balances arising from purchase and sale transactions. The Fund reimburses BNYM for certain expenses it incurs in providing services to the Fund. Pursuant to the Custody Agreement, the Fund was charged $11,400 for custody service fees and expenses for the period ended September 30, 2018.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(3) Investment Advisory Fee and Other Transactions with Affiliates (continued):

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range, depending on the meeting type and length, from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson each are paid an additional annual retainer of $5,000. The Fund also reimburses Directors for their reasonable out-of-pocket expenses. The Fund paid Directors’ fees of $99,000 for the period ended September 30, 2018.

The Directors do not receive any pension or retirement benefits from the Fund.

(4) Investment Transactions:

During the period ended September 30, 2018, the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $16,000,000 and $55,990,196, respectively.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on the Fund’s history and experience, management believes that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss with respect to any Investment Funds is generally limited to the value of the Fund’s interest in that Investment Fund.

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including: risks arising from the volatility of the equity, fixed income, commodity and currency markets; risks of borrowings and short sales; risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets and the illiquidity of derivative instruments; and the risk of loss from counter-party defaults. No guarantee or representation is made that the Fund’s investment program will be successful.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw capital from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

The Investment Funds generally provide for periodic capital withdrawals or redemptions, with some Investment Funds having lock-up provisions under which capital withdrawals or redemptions are prohibited for a specified period following the date of the Fund’s investment. Certain Investment Funds permit early withdrawals or redemptions prior to expiration of these periods, subject to approval, but in connection therewith may charge penalties which, generally, are determined as a percentage of the amount of the withdrawal or redemption. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or may suspend or otherwise restrict the ability of their investors (including the Fund) to redeem their interests in or withdraw their capital from the funds.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. However, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive irrevocably its right to vote securities of, certain Investment Funds. In cases where the

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2018 (unaudited)

(7) Risk Factors (continued):

Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund may not be entitled to vote on certain matters that require the approval of security holders of the Investment Fund, possibly including matters that may adversely affect the Fund and Members.

(8) Unit Repurchases:

The following is a summary of the Fund’s repurchases of units during the period ended September 30, 2018:

Repurchase Value Date	Commencement Date of Offer	Expiration Date of Offer	Number of Repurchased Units	Value of Units Repurchased
June 30, 2018	March 26, 2018	April 20, 2018	209,275	$19,179,592

The Fund initially paid approximately 96% of the estimated value of the repurchased Units to Members within one month after the value of the Units was determined for purposes of repurchase. The remaining amount payable by the Fund with respect to these Units is expected to be paid no later than June 14, 2019.

(9) Subsequent Events:

On September 21, 2018, the Fund offered to repurchase up to $50,000,000 of Units from Members at a price equal to their net asset value determined as of December 31, 2018. The offer expired by its terms on October 19, 2018. The Fund received and accepted pursuant to this offer, repurchase requests for Units with an estimated value as of September 30, 2018 of $16,764,963. Pursuant to the terms of the repurchase offer, the Fund will initially pay out 95% of the estimated net asset value of these repurchased Units (determined as of December 31, 2018). The remaining amount payable, which is subject to audit adjustment, will be determined and paid in June 2019, following completion of the audit of the Fund’s financial statements for the fiscal year ending March 31, 2019.

Item 2.	Code of Ethics.

Not applicable to this semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b) Not applicable to this semi-annual filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this semi-annual filing.

(b) There have been no changes to the Investment Council of Mellon Hedge Advisors, LLC or the Investment Committee of Optima Fund Management, LLC since the Registrant’s most recent Form N-CSR filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to this semi-annual filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ TED A. BERENBLUM
Ted A. Berenblum, President and Chief Executive Officer

Date: December 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ TED A. BERENBLUM
Ted A. Berenblum, President and Chief Executive Officer

Date: December 10, 2018

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Vice President, Treasurer and Chief Financial Officer

Date: December 10, 2018